SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

                                February 1, 2011
                Date of Report (Date of Earliest event reported)


                               GLOBAL NUTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                       333-149857                26-0338889
(State or other Jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

5412 Bolsa Avenue, Suite D, Huntington Beach, CA                   92649
   (Address of principal executive offices)                      (Zip code)

                                 (714) 373-1930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

The Company has reached an agreement, in principle, with Trillacorpe/BK LLC, a Michigan limited liability company ("Trillacorpe"), whereby Trillacorpe will provide the Company with certain management consulting services, including those relating to federal and military contract solicitation, procurement and fulfillment. Trillacorpe is a leading Service Disabled Veteran Owned Small Business with considerable experience in procuring government and military contracts. The agreement contemplates that the Company and Trillacorpe will engage as joint venturers in the solicitation, procurement and contract fulfillment of specific federal and military contract involving the Company's line of products and services.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2010                 GLOBAL NUTECH, INC.


                                       By: /s/ E. G. Marchi
                                           -------------------------------------
                                       Name:  E. G. Marchi
                                       Title: President


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